EXHIBIT 10.38


                     NOTE EXTENSION AND ASSUMPTION AGREEMENT

     This NOTE EXTENSION AND ASSUMPTION AGREEMENT (this "Agreement") is dated effective as of January 31, 2002, and is made by and between Western Management Services, L.L.C., an Oregon limited liability company ("Western"), Wilhelm Mortuary, Inc., an Oregon corporation ("Wilhelm"), The Neptune Society, Inc., a Florida corporation ("Neptune Society"), Neptune Society of America, Inc., a California corporation ("Neptune America"), and Green Leaf Investors I, LLC, a California limited liability company ("Greenleaf"), with reference to the following facts:

A. Wilhelm acquired certain equipment, inventory, receivables, contract rights, general intangibles, trademarks and trade names and other assets of the businesses known as "Heritage Memorial," "Heritage Memorial Society," "Heritage Memorial Cremation Society," "The Heritage Society," "Heritage
     Cremation Society," "Wilhelm Mortuary," "Wilhelm Funeral Home," "Wilhelm Crematory," "Oregon Cremation Company," "Oregon Cremation & Burial Company," and "AAA Cremation Company," pursuant to certain agreements dated July 5, 2000 by and among Wilhelm, Heritage Memorial Society, L.L.C., an Oregon limited liability company, Community Memorial Centers, L.L.C. ("CMC"), an Oregon limited liability company, David Schroeder, Michael Ashe and Neptune Society (collectively, together with certain replacements, substitutions or accessions thereto and certain after-acquired assets, the "Wilhelm Assets"). Wilhelm also acquired certain real property described more fully in Exhibit A attached hereto (the "Portland Property"), used in connection with its business. Neptune Society, parent of Neptune America and Wilhelm, issued a debenture in the original principal amount of $1,000,000 dated July 5, 2000 (the "CMC Debenture") payable to CMC or its order as consideration for the Portland Property. Payments under the CMC Debenture are secured by, among other things, that certain Trust Deed dated July 5, 2000 executed by Western for the benefit of CMC, recorded on July 18, 2000 in Multnomah County, Oregon as Fee No. 2000-098983, encumbering the Portland Property (the "CMC Trust Deed").

B. Wilhelm borrowed $1,575,000 from Greenleaf (the "Greenleaf Loan") under the terms of a Loan Agreement dated August 8, 2001 (the "Greenleaf Loan
     Agreement"), which obligation is evidenced by a promissory note dated August 8, 2001, due January 31, 2002 and bearing interest at the rate of 12% per annum, payable monthly in arrears (the "Greenleaf Note"), and secured by a first priority security interest granted in the Wilhelm Assets under a security agreement dated August 8, 2001 (the "Greenleaf Security Interest") and a trust deed dated August 6, 2001, recorded on August 8, 2001 in Multnomah County, Oregon as Fee No. 2001-124418, encumbering the Portland Property (the "Greenleaf Trust Deed"). In connection with the Greenleaf Loan Agreement, the following, among other, agreements, certificates, instruments or documents were executed and delivered: the Greenleaf Note; the Greenleaf Security Agreement; the Greenleaf Trust Agreement; Subordination Agreement among Greenleaf, CapEx L.P., a Delaware limited partnership ("CapEx"), and D.H. Blair Investment Banking Corp., a Delaware corporation ("DHB"); Subordination Agreement among Greenleaf, Emanuel Weintraub and the Emanuel Weintraub Inter Vivos Trust; Intercreditor Agreement among Greenleaf, CMC and Wilhelm; Guaranty by Neptune Society; Guaranty by Neptune America; Warrant issued by Neptune
     Society to Greenleaf exercisable to acquire 30,000 shares of Neptune Society common stock (the "Greenleaf Warrant"); Piggyback Registration Agreement between Greenleaf and Neptune Society (the "Registration Rights Agreement"); Assignment Agreement; Forbearance Agreement between CMC and Neptune Society; Unsecured Environmental Indemnity Agreement by Wilhelm, Neptune Society and Neptune America; and Loan Put Agreement among Greenleaf, David Schroeder, and Michael Ashe (collectively with the Greenleaf Loan Agreement, the "Greenleaf Loan Documents");



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

C. Western, Wilhelm, Neptune Society and Neptune America have entered into that certain Asset Purchase Agreement dated effective as of January 31, 2002 (the "Asset Purchase Agreement"), in the form attached hereto as Exhibit B, pursuant to which Western agreed to purchase substantially all of the Wilhelm Assets and the Portland Property and to assume certain liabilities of Wilhelm, including, among others, the CMC Debenture and the Greenleaf Note.

D. For the purposes of facilitating the transactions contemplated under the Asset Purchase Agreement, (a) Wilhelm has agreed to (i) pay Greenleaf a loan extension fee consisting of 300,000 shares of common stock of Neptune Society; (ii) pay $75,000 of the principal amount of the Greenleaf Note by means of the issuance by Neptune Society to Greenleaf of a convertible debenture with certain anti-dilution protections, in substantially the form attached hereto as Exhibit C (the "Greenleaf Convertible Debenture"), and
     (iii) pay Greenleaf all accrued and unpaid interest outstanding on the Greenleaf Note as of March 8, 2002 (the "Closing Date"); (b) Greenleaf is willing to amend the due date of the Greenleaf Note to July 31, 2002, effective as of January 31, 2002; (c) CMC is willing to enter into a subordination agreement to subordinate the CMC Trust Deed to the Greenleaf Trust Deed, in substantially the form attached hereto as Exhibit D (the "CMC Subordination Agreement"); (d) David Schroeder and Michael Ashe are willing to acknowledge, ratify and confirm the Loan Put Agreement entered into with Greenleaf; and (e) Neptune Society is willing to enter into a Right of First Refusal Agreement with Greenleaf, in substantially the form attached hereto as Exhibit E (the "First Right Agreement").

E. Pursuant to Sections 2.2 and 2.4 of the Asset Purchase Agreement, Western agreed to assume Wilhelm's obligations under the Greenleaf Note, the CMC Debenture, the Greenleaf Trust Deed and the CMC Trust Deed (the "Assumed Obligations") as consideration for the Wilhelm Assets and the Portland Property.

F. Greenleaf is willing to (i) acknowledge Western's assumption of the Assumed Obligations and (ii) consent to Wilhelm's sale of the Wilhelm Assets and Portland Property only upon (a) Western's acknowledgement of the grant of a first priority security interest by Wilhelm to Greenleaf in the Wilhelm Assets under the Greenleaf Security Agreement dated August 8, 2001; (b) Western's acknowledgement and assumption of the Greenleaf Trust Deed; (c) an agreement by Western to pay directly to Greenleaf the principal, interest and any penalties due after the Closing Date under the Greenleaf Note; (d) Western's consent to amendments to Uniform Commercial Code financing statements naming Western as an additional debtor and perfecting the first priority security interest in the Wilhelm Assets; (e) acknowledgment and ratification by Neptune Society and Neptune America of the guaranty of Wilhelm's obligations under the Greenleaf Note, as amended (each, a "Guaranty"); and (f) Neptune Society's issuance of the Greenleaf Convertible Debenture to Greenleaf.

G. Wilhelm is willing to acknowledge and agree to Western's assumption of the Assumed Obligations only upon obtaining a grant of a security interest by Western in the Wilhelm Assets, subordinate to the Greenleaf Security Interest, the Greenleaf Trust Deed and the CMC Trust Deed, under the terms of a security agreement in the form attached hereto as Exhibit F (the "Wilhelm Security Agreement") securing Western's obligations under the Assumed Obligations, the Asset Purchase Agreement and this Agreement.

H. Western is willing to enter into this Agreement and the transactions contemplated herein to induce (i) Greenleaf to acknowledge and consent to the assumption by Western of Wilhelm's obligations under the Greenleaf Note and the sale of the Wilhelm Assets and the Portland



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

     Property; (ii) Neptune Society to issue the Greenleaf Convertible Debenture and (iii) Wilhelm to enter into the Asset Purchase Agreement.

     NOW THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     1. Amendment of Greenleaf Note. Wilhelm and Greenleaf hereby agree that the Greenleaf Note is hereby amended to extend the due date of the Greenleaf Note to July 31, 2002, subject to: (a) the issuance by Neptune Society to Greenleaf of the Greenleaf Convertible Debenture as payment by Wilhelm of $75,000 of the principal amount of the Greenleaf Note and (b) payment by Wilhelm of all accrued interest outstanding on the Greenleaf Note as of the Closing Date (in the amount as set forth in the Estoppel and Investor Representation Certificate delivered by Greenleaf in the form attached hereto as Exhibit G). No separate instrument shall be required to evidence the amendment, contained in this Section 1, of the due date of the Greenleaf Note to July 31, 2002.

     2. Payment of Loan Extension Fee.

          (a) Neptune Society will issue Greenleaf 300,000 shares of common stock of Neptune Society as a loan extension fee (the "Loan Extension Fee Shares");

          (b) Greenleaf acknowledges and agrees that the Loan Extension Fee Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Act"), or the securities laws of any state, and are being issued to Greenleaf in reliance upon an exemption from such registration requirements;

          (c) Greenleaf acknowledges that Neptune Society Company is relying on certain representations and warranties contained in the Estoppel and Investor Representation Certificate in determining to offer and issue the Loan Extension Fee Shares and the Greenleaf Debenture to Greenleaf in a manner exempt from the registration requirements of the Act and applicable state securities laws;

          (d) Neptune Society acknowledges that the Loan Extension Fee Shares and the shares of common stock acquirable upon conversion of the Greenleaf Debenture are "Registrable Securities" as that term is defined under the Registration Rights Agreement dated August 8, 2001, by and between Neptune Society and Greenleaf.

     3. Amendment of Greenleaf Warrant. Neptune Society and Greenleaf hereby agree that the Greenleaf Warrant is hereby amended to extend the expiration date of the Greenleaf Warrant to December 31, 2005. No separate instrument shall be required to evidence the amendment, contained in this Section 3, of the expiration date of the Greenleaf Warrant to December 31, 2005; provided, however, that upon the written request of Greenleaf and surrender of original warrant, Neptune Society will issue an amended and restated warrant certificate reflecting this amendment.

     4. Assumption of Greenleaf Note. Effective as of the Closing Date, Western hereby assumes and agrees to perform any and all obligations of Wilhelm under the Greenleaf Note, as amended, including, but not limited to, the obligations to make all payments of principal, accrued interest and penalties, if any, when due. Without limiting the generality of the foregoing, Western shall be primarily liable under the Greenleaf Note.

     5. First Right Agreement. Effective as of the Closing Date, Neptune Society will enter into the First Right Agreement with Greenleaf.



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

     6. Consent to Transfer and Assumption of Greenleaf Trust Deed and Subordination Agreement. Effective as of the Closing Date, Western, Greenleaf and Wilhelm will enter into a Consent to Transfer and Assumption of Deed of Trust, and Subordination Agreement, in the form attached hereto as Exhibit H, which shall be recorded in Multnomah County.

     7. CMC Subordination. Effective as of the Closing Date, CMC and Greenleaf will enter into the CMC Subordination Agreement.

     8. Wilhelm Trust Deed. Western will execute and deliver the deed of trust, security agreement and fixture filing related to the Portland Property, which shall be recorded in Multnomah County (the "Wilhelm Trust Deed").

     9. Acknowledgement of Assumption and Consent to Asset Purchase Agreement.

          (a) Greenleaf acknowledges that Western has assumed and agrees to perform any and all obligations of Wilhelm under the Greenleaf Note and the Greenleaf Trust Deed, and Greenleaf agrees to accept payments under the Greenleaf Note from Western. Notwithstanding the foregoing, nothing in this Agreement shall release (i) Wilhelm from its obligations to Greenleaf under the Greenleaf Note or the Wilhelm Security Agreement or (ii) Neptune Society and Neptune America under their respective Guaranty.

          (b) Greenleaf hereby consents to the sale of the Wilhelm Assets and the Portland Property to Western, the assumption by Western of Wilhelm's obligations under the Greenleaf Note and the CMC Debenture, and the delivery of the Wilhelm Trust Deed by Western.

     10. Acknowledgement and Ratification of Security Interest. Wilhelm hereby acknowledges, ratifies and confirms that the Wilhelm Security Interest is subordinate to the Greenleaf Security Interest.

     11. Acknowledgement and Ratification of Guaranty. Neptune Society and Neptune America affirm and ratify their respective guaranty agreements provided to Greenleaf and confirm that (a) each person or entity comprising each guarantor does irrevocably and unconditionally guarantee to Greenleaf the payment and performance of the obligations under each Guaranty, upon the terms and conditions set forth in each Guaranty, and (b) each Guaranty remains in full force and effect and binding upon the respective guarantor without any setoffs, defenses or counterclaims of any kind whatsoever.

     12. Acknowledgement of Security Interests under the Greenleaf Loan Documents. Western hereby acknowledges and confirms Greenleaf's rights and preferences, including the continuing security interest in the Wilhelm Assets and Portland Property arising out of the Greenleaf Loan Documents and such other documents and instruments entered into in connection with the Greenleaf Loan and this Agreement.

     13. Closing.

          (a) Closing Place and Time. The Closing shall take place at the law offices of Steven Adler at 2130 N.E. Klickitat Street, Portland, Oregon 97212-2459 on March 8, 2002 or such other date as the parties may agree.

          (b) Conditions to Closing. Greenleaf's obligation to amend the due date of the Greenleaf Note and to consent to the assumption of the Greenleaf
Note is subject to satisfaction of all of the following conditions before or contemporaneously with the Closing, any one or more of which Greenleaf may waive in writing:

               (i) Truth of Representations and Warranties. The representations and warranties of Wilhelm, Neptune Society, Neptune America, CMC and Western contained in this Agreement, the Greenleaf Loan Documents, and in any other certificate, instrument or document submitted by such parties to Greenleaf shall be true and accurate in all material respects.

               (ii) Greenleaf Debenture. Neptune Society shall have delivered a debenture certificate representing the Greenleaf Convertible Debenture.

               (iii) Delivery of Transaction Documents. Wilhelm, Neptune Society, Neptune America, and Western, as applicable, shall have executed and delivered to Greenleaf, or caused to be executed and delivered to Greenleaf by the party or parties thereto, the following documents, each of which shall be in form and substance satisfactory to Greenleaf:

                      (1)   this Agreement;
                      (2)   the Greenleaf Convertible Debenture;
                      (3) Modification Endorsement for Title Policy for the benefit of Greenleaf; and
                      (4) such other documents and instruments reasonably required by Greenleaf in connection with transactions contemplated in this Agreement.

               (iv) Loan Extension Fee Shares. Neptune Society shall have delivered a certificate evidencing the Loan Extension Fee Shares to Greenleaf.

               (v) CMC Subordination Agreement. CMC shall have executed and delivered the CMC Subordination Agreement.

               (vi) Loan Put  Agreement  Acknowledgement.  David  Schroeder  and
Michael  Ashe  shall  have   executed  and   delivered  a  Loan  Put   Agreement
Acknowledgment in substantially the form attached here to as Exhibit I.

          (c) Other Closing Deliveries. In addition to the documents required to be delivered to Greenleaf in Section 11(a)(iii), on the closing date, the following documents shall be delivered:

               (i)  the Consent to Transfer and Assumption of Trust Deed;

               (ii) Wilhelm Trust Deed;

               (iii) Greenleaf Estoppel and Investor Representation Certificate;

               (iv) executed First Right Agreement;

               (v)  forms of UCC financing statements prepared by Greenleaf; and

               (vi) such other documents and instruments  reasonably required in connection with transactions contemplated in this Agreement.



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

     14. General Provisions.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Oregon without regard to the choice of law provisions thereof. In the event of any litigation, the prevailing party shall be entitled to recover from the other party all of its attorneys' fees and other expenses incurred in connection with such litigation.

          (b) Non-assignability. No Party shall assign this Agreement or any rights arising hereunder without the prior written consent of Wilhelm and Greenleaf, which consent shall not be unreasonably withheld.

          (c) Notice. All notices required to be given under this Agreement shall be deemed given when personally served in writing on the person to be notified, or on the second business day following placement in the U.S. Mail, postage prepaid, to the applicable party at the addresses indicated below:

                  If to Western:

                  Western Management Services, L.L.C.
                  6637 SE Milwaukie Avenue
                  Portland, OR 97202
                  Fax:  (503)
                  Attn:  Michael Ashe, Manager

                  With a copy to:

                  Steven D. Adler, P.C.
                  2130 NE Klickitat Street
                  Portland, OR 97212-2459
                  Fax:  (503) 282-5833


                  If to Wilhelm, Neptune Society or Neptune America:

                  c/o The Neptune Society, Inc.
                  3500 West Olive, Suite 1430
                  Burbank, CA 91505
                  Fax:  (818) 953-9844
                  Attn:  David Schroeder, President

                  with a copy to:

                  Dorsey & Whitney LLP
                  1420 Fifth Avenue, Suite 3400
                  Seattle, Washington  98101
                  Fax:  (206) 903-8820
                  Attn:  Randal Jones, Esq.



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

                  If to Greenleaf:

                  Green Leaf Investors I, LLC
                  4444 Lakeside Drive, Suite 340
                  Burbank, California 91505
                  Fax:  (818) 556-6994
                  Attn:  Tom R. Camp, Esq.

                  with a copy to:

                  Lane Powell Spears Lubersky LLP
                  601 SW Second Avenue, Suite 2100
                  Portland, Oregon 97204
                  Fax:  (503) 778-2200
                  Attn:  Jeffrey C. Wolfstone, Esq.

or, as to each party, at such other address as shall be designated by such party in the written notice to each other party complying as to delivery with the terms of this paragraph.

          (d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall be binding on and shall inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns. The terms of this Agreement shall be enforceable by the parties hereto.

          (e) Amendment. This Agreement constitutes the entire understanding of the parties with respect to the subject matter contained herein, and may be amended only by a written instrument executed by the parties or their respective successors or assigns.

          (f) Attorneys' Fees. In the event a suit, action, or other proceeding of any nature whatsoever, including any proceeding under the U.S. Bankruptcy Code, is instituted in connection with any controversy arising out of this Agreement or to interpret or enforce any rights hereunder, the prevailing party shall be entitled to recover from the losing party its attorneys', paralegals', accountants', and other experts' fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, as determined by the court at trial or on any appeal or review, in addition to all other amounts provided by law.

          (g) Expenses Related to this Agreement. Neptune Society shall pay or reimburse Greenleaf, upon demand, all of Greenleaf's reasonable out-of-pocket costs and expenses to the extent incurred by Greenleaf in connection with the negotiation, preparation, review, carrying-out, amendment, waiver, refinancing, restructuring, reorganization and enforcement of, and collection pursuant to, this Agreement, any substitution of security under this Agreement and any amendment of any financing statement made or given pursuant to this Agreement, including, without limitation, Greenleaf's reasonable attorneys' fees; fees of Greenleaf's certified public accountants and other outside experts; credit reports; appraisal fees; lien searches; escrow charges; recording or filing fees; insurance premiums; inspection, due diligence and/or audit fees in connection with the transactions contemplated in this Agreement.

          (h) Severability Each paragraph of this Agreement shall be viewed as separate and divisible, and in the event that any paragraph is held to be invalid, the remaining paragraphs shall continue in full force and effect.

          (i) Counterparts: This Agreement may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document. A signed facsimile or telefaxed copy of this Agreement shall be effectual and valid proof of execution and delivery.

         [This space intentionally left blank - signature page follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

Wilhelm Mortuary, Inc.                      Western Management Services, L.L.C.


Per: /s/ David Schroeder                    Per:  /s/ Michael Ashe
     ------------------------                     -----------------------------
     Authorized Signatory                         Authorized Signatory



The Neptune Society, Inc.


Per: /s/ David Schroeder
    ------------------------
    Authorized Signatory


Neptune Society of America, Inc.


Per: /s/ David Schroeder
    ------------------------
    Authorized Signatory


Green Leaf Investors I, LLC, a California limited liability company

By: The Apogee Management Company, Inc., a California
corporation, Manager


By: /s/ Tom Camp
    ----------------------------

Title:
    ----------------------------

                                    EXHIBIT A

                        DESCRIPTION OF PORTLAND PROPERTY

Lots 1 and 2 and the East one-half of Lots 5, 6, 7 and 8, Block 3, CITY VIEW PARK ADDITION TO THE CITY OF EAST PORTLAND, in the City of Portland, County of Multnomah and State of Oregon.

SUBJECT, HOWEVER, TO THE FOLLOWING:

o    Taxes for the fiscal year 2001-2002 a lien not yet payable.

o Trust Deed, including the terms and provisions thereof, given to secure an indebtedness of $1,000,000.00
     Dated:            July 5, 2001
     Recorded:         July 18, 2000 as Fee No. 2000-098983
     Grantor:          Wilhelm Mortuary, Inc.
     Trustee:          Ticor Title Insurance Company
     Beneficiary:      Community Memorial Centers, L.L.C., an Oregon limited
                       liability company

o Trust Deed, including the terms and provisions thereof, given to secure an indebtedness of $1,575,000

     Dated:            August 6, 2001
     Recorded:         August 8, 2001 as Fee No. 2001-124418
     Grantor:          Wilhelm Mortuary, Inc.
     Trustee:          First American Title Insurance Company of Oregon
     Beneficiary:      Green Leaf Investors I, LLC





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


                                    EXHIBIT B

                            ASSET PURCHASE AGREEMENT








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


                                    EXHIBIT C

                         GREENLEAF CONVERTIBLE DEBENTURE












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


                                    EXHIBIT D

                             SUBORDINATION AGREEMENT








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


                                    EXHIBIT E

                        FIRST RIGHT OF REFUSAL AGREEMENT







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


                                    EXHIBIT F

                           WILHELM SECURITY AGREEMENT







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


                                    EXHIBIT G

                ESTOPPEL AND INVESTOR REPRESENTATION CERTIFICATE





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


                                    EXHIBIT H

           CONSENT TO TRANSFER AND ASSUMPTION OF GREENLEAF TRUST DEED
                           AND SUBORDINATION AGREEMENT





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

                                    EXHIBIT I

                        LOAN PUT AGREEMENT ACKNOWLEDGMENT







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